UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

 Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 26, 2017

FUTURELAND CORP.
(Exact name of registrant as specified in charter)

Colorado	000-53377	41-2230041
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

FutureLand Corp. 10901 Roosevelt Blvd, 1000c Saint Petersburg, Florida		33716
(Address of principal executive offices)		(Zip Code)

(727) 474-0221
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 8.01 Other Events

FutureLand Corp. (FUTL) announces today that on June 21, 2017, the Company was notified by OTC Markets Group since the 180-day grace period to cure the bid price (of more than a penny per share) deficiency was not accomplished, the company was moved from OTCQB to OTC Pink Current Information June 22, 2017. All companies trading OTCQB must remain within the continued standards as found in Section 2 of the OTCQB Eligibility Standards. The company’s services will remain active until the end of our service period, however, if we cure our compliance issue, meet all the OTCQB Eligibility Standards we will apply for re-qualification for the OTCQB marketplace.

The delisting from OTCQB to OTC Pink Current Information was not business related. FutureLand has been moving rapidly in executing its business plan through its successful progress in its Oregon land and its first of many ongoing marijuana grow development which will be harvested around October. The Company will also be announcing exciting new development on its ongoing M&A projects and licensing in other States in the next few days and weeks. The Company and its management are working diligently to develop a sustainable business model not for the next few months but for many years to come. Although our stock price may fluctuate short term, with fine-tuning of our business model, we will guarantee success for the Company and its shareholder for years to come.

Company is expected to reapply to OTCQB when deficiency is cured.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURELAND CORP.

Date: June 26, 2017	By: /s/ Cameron Cox
Cameron Cox, Principal Executive Officer